SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          June 17, 2005 (June 13, 2005)
                          -----------------------------



                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-9224                   56-2346563
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

    225 West 36th Street, Suite 800
          New York, New York                                          10018
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(Address of Principal Executive Offices)                             (Zip Code)


                                  212-300-2112
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              (Registrant's telephone number, including area code)

    200 West 57th Street, Suite 507
          New York, New York                                          10019
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

This amendment is filed to correct the Form 8-K originally filed by the Company on June 17, 2005 to correct the Date of the Report and the Date of earliest event reported and to provide the Company's new address and phone number. On the original report the Date of the Report was listed as May 25, 2005 and the Date of earliest event reported was May 20, 2005.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CNE GROUP, INC.



Date:  June 23, 2005                            By:  /S/Anthony S. Conigliaro
       -------------                                 ------------------------
                                                     Anthony S. Conigliaro,
                                                     Chief Financial Officer



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